Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class A, B, C, and K shares) dated May 1, 2010, and

Prospectus (Class Y shares) dated May 1, 2010

Important Notice Regarding Change in Investment Policy

RS High Yield Bond Fund

Effective May 1, 2011, the name of RS High Yield Bond Fund will be changed to “RS High Yield Fund.” In connection with the name change, the Fund will no longer have an investment policy of normally investing at least 80% of its net assets in debt securities that, at the time of purchase, are rated below investment grade. Rather, the Fund is adopting a policy of normally investing at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade.

Effective May 1, 2011, the third paragraph of the Fund’s “Principal Investment Strategies” section in the prospectuses will be amended and restated in its entirety to read as follows:

“The Fund normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. An investment will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by the Fund’s investment team to be of comparable quality. The debt securities and other investments in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “payment-in-kind” securities, convertible bonds, loans, and other investments that have economic characteristics similar to loans. The Fund may invest in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.”

March 1, 2011